J.P. MORGAN TAX AWARE FUNDS
JPMORGAN TRUST I
JPMorgan Tax Aware Real Return Fund
(the “Fund”)
(All Share Classes)
Supplement dated February 14, 2022
to the Prospectuses and Summary Prospectuses each
dated March 1, 2021, as supplemented
To be effective on March 1, 2022 (the “Effective Date”), the Fund intends to increase its maximum exposure to below-investment grade securities from 10% to 20% of its total assets.
Accordingly, the Fund’s Prospectus and Summary Prospectus is modified as follows as of the Effective Date:
Under the section titled “What are the Fund’s main investment strategies?”, the second sentence of the fifth paragraph is hereby deleted and replaced with the following:
No more than 20% of total assets may be invested in securities below investment grade (also known as junk bonds).
Under the subsection titled “Credit Quality” within the section titled “Additional Information About the Funds’ Investment Strategies”, the second sentence of the first paragraph is hereby deleted and replaced with the following:
No more than 20% of total assets may be invested in below investment grade securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP‑TA‑222